ACCOUNTS AND NOTES RECEIVABLE, NET (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
ACCOUNTS AND NOTES RECEIVABLE, NET
Accounts receivable	¥ 950,666	$ 137,838	¥ 1,046,060
Notes receivable	4,614	669	9,164
Allowance for credit losses	(263,956)	(38,270)	(227,593)	$ (32,998)	¥ (204,124)	¥ (70,861)
Accounts and notes receivable, net	¥ 691,324	$ 100,237	¥ 827,631